Exhibit 99.2

CION Investment Corporation Third Quarter 2021 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on November 15 , 2021 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2021 that was filed with the Securities and Exchange Commission (the “SEC”) on November 15 , 2021 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of COVID - 19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 (1) The discussion of the investment portfolio excludes short term investments. Quarterly Highlights - Quarter Ended September 30, 2021 The Company completed a 2 - to - 1 reverse stock split effective September 21 , 2021 . Accordingly, share and per share amounts in this presentation have been retroactively adjusted to reflect the 2 - to - 1 reverse stock split . ▪ On November 12 , 2021 , the Company's co - chief executive officers declared a regular first quarter distribution of $ 0 . 28 per share payable on March 30 , 2022 to shareholders of record as of March 23 , 2022 , which represents an increase of $ 0 . 02 per share, or 8% , from the regular fourth quarter distribution of $ 0 . 26 per share ; ▪ Net investment income per share for the quarter ended September 30 , 2021 was $ 0 . 35 compared to $ 0 . 33 for the quarter ended June 30 , 2021 ; ▪ Earnings per share for the quarter ended September 30 , 2021 was $ 0 . 44 compared to $ 0 . 49 for the quarter ended June 30 , 2021 ; ▪ Net asset value per share increased $ 0 . 18 , or 1 . 1% , to $ 16 . 52 as of September 30 , 2021 from $ 16 . 34 as of June 30 , 2021 ; ▪ As of September 30 , 2021 , the Company had $ 805 million of total principal amount of debt outstanding of which 81 % was comprised of senior secured bank debt and 19 % was comprised of unsecured debt . The Company’s debt - to - equity ratio was 0 . 86 x as of September 30 , 2021 compared to 0 . 87 x as of June 30 , 2021 ; ▪ As of September 30 , 2021 , the Company had total investments at fair value of $ 1 , 630 million in 126 portfolio companies across 23 industries . The investment portfolio was comprised of 93 . 7 % senior secured loans, including 87 . 6 % in first lien investments ; 1 ▪ During the quarter, the Company had new investment commitments of $ 179 . 0 million, funded new investment commitments of $ 157 . 3 million, funded previously unfunded commitments of $ 7 . 7 million, and had sales and repayments totaling $ 223 . 2 million, resulting in a net funded portfolio change of $ ( 58 . 2 ) million ; ▪ The Company placed one new investment on non - accrual status during the quarter, and as of September 30 , 2021 , investments on non - accrual status amounted to 0 . 9 % and 2 . 5 % of the total investment portfolio at fair value and amortized cost, respectively ; ▪ For the quarter ended September 30 , 2021 , the Company paid distributions totaling $ 15 . 0 million, or $ 0 . 265 per share, with three record dates ; ▪ As previously announced, the Company's co - chief executive officers declared a fourth quarter 2021 distribution of $ 0 . 26 per share payable on December 8 , 2021 to shareholders of record as of December 1 , 2021 . In addition, the Company also previously announced a special year - end distribution expected to be in the range of $ 0 . 14 to $ 0 . 20 per share payable on December 23 , 2021 to shareholders of record as of December 16 , 2021 .

4 Selected Financial Highlights (1) The discussion of the investment portfolio excludes short term investments. (2) Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs .

Investment Activity ▪ New investment commitments for the quarter were $179.0 million, of which $157.3 million were funded and $21.7 million were un fun ded. ▪ New investment commitments were made across 9 new portfolio companies and 11 existing portfolio companies. ▪ Fundings of previously unfunded commitments for the quarter were $7.7 million. ▪ Sales and repayments totaled $223.2 million for the quarter primarily driven by the full repayment of investments by 15 portf oli o companies. The discussion of the investment portfolio excludes short term investments. Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operati ona l metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter th an the loan’s maturity date. 5

6 Portfolio Asset Composition 88% 84% 82% 82% 81% 6% 9% 10% 10% 11% 1% 1% 1% 1% 1% 0% * 0% * 0% * 0% * 0% * 5% 6% 7% 7% 7% $1,630 $1,676 $1,534 $1,496 $1,517 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 End of Period Investments (in millions) * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 98% 100% 100% 96% 89% 4% 2% 11% $179 $231 $186 $126 $29 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 New Investment Commitments (in millions)

7 INTERNAL INVESTMENT RISK RATINGS 1 (% of Total Portfolio, Fair Value) Q3 2021 NON - ACCRUAL % 1 Higher Credit Quality Lower Credit Quality Credit Quality of Investments 2.49% 0.94% Amortized Cost Fair Value (1) The discussion of the investment portfolio excludes short term investments. * - Less than 1%.

94% Senior Secured Debt Investments PORTFOLIO BY SECURITY TYPE 1 PORTFOLIO BY INTEREST RATE TYPE 1 87.6% 6.1% 5.2% 0.8% 0.3% ▪ First Lien Debt (87.6%) ▪ Second Lien Debt (6.1%) ▪ Equity (5.2%) ▪ Collateralized Securities & Structured Products: Equity (0.8%) ▪ Unsecured Debt (0.3%) ▪ Floating Interest Rate Investments (88.2%) ▪ Fixed Interest Rate Investments (6.1%) ▪ Non - Income Producing Investments (3.7%) ▪ Other Income Producing Investments (2.0%) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on November 15 , 2021 . (2) See endnote 5 in our press release filed with the SEC on November 15 , 2021 . (3) See endnote 6 in our press release filed with the SEC on November 15 , 2021 . (4) The discussion of the investment portfolio excludes short term investments . 88.2% 6.1% 3.7% 2.0%

Quarterly Operating Results 9

Quarterly Balance Sheet 10

11 Net Asset Value Bridge Per Share Data

12 Total Commitment Amount Principal Amount Outstanding Interest Rate Maturity Date JPM Credit Facility $575 $550 L + 3.10% 5/15/2024 UBS Facility 150 100 L + 3.375% 11/19/2023 Unsecured Notes, 2026 1 125 125 4.50% 2/11/2026 Unsecured Term Loan 1 30 30 5.20% 9/30/2024 Total Debt $880 $805 3.7% Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $75 million in available capacity within existing senior secured facilities $100 $550 $0 $0 $50 $25 $0 $125 $30 2021 2022 2023 2024 2025 2026 Drawn Credit Facility Undrawn Credit Facility Unsecured Notes Unsecured Term Loan (1) Investment grade credit rating.

13 Distribution Per Share and Distribution Coverage (1) In March 2020 , the Company determined to suspend distributions commencing with the month ended April 30 , 2020 in order to provide financial flexibility in response to the COVID - 19 pandemic . In July 2020 , the Company determined to recommence distributions in August 2020 . 1